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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                               ANNUAL REPORT TO
                                                    POLICY HOLDERS FOR THE YEAR
                                                        ENDED DECEMBER 31, 2000


Annual Report
For Policy Holders of Kemper Destinations(SM) Life

* Kemper Variable Series
* Scudder Variable Life Investment Fund
* The Alger American Fund
* Dreyfus Investment Portfolios
* The Dreyfus Socially Responsible Growth Fund, Inc.
* Warburg Pincus Trust


                                                   LOGO: KEMPER ANNUITIES & LIFE
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This annual report must be preceded or accompanied by the current prospectus.

Kemper Destinations(SM) Life is a modified single premium variable universal life insurance policy (under policy form series L-8387 & L-8388), issued by Kemper Investors Life Insurance Company, Long Grove, IL. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Destinations(SM) Life may not be available in all states. The policy contains limitations. Policy forms may vary per state. Certain features may be subject to state variation.

Because additional premium is permitted under the policy or may be required to continue coverage in-force, some states do not consider Kemper Destinations(SM) Life to be a single premium variable universal life insurance policy.

The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank or other financial institution. The policies are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The policy involves investment risk, including the possible loss of principal.

Symbols: NO BANK AND NO FDIC

INVESTMENT MANAGERS:
Zurich Scudder Investments, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(Tel) 800-778-1482

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048
(Tel) 800-992-3863

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
(Tel) 800-554-4611

Warburg Pincus
P.O. Box 9030
Boston, MA 02205-9030
(Tel) 800-525-3713

LOGO: RECYCLING
Printed on recycled paper
SPVL-2 (2/28/01) 5648
Printed in the U.S.A.

                                                   LOGO: KEMPER ANNUITIES & LIFE
                                   Long-term investing in a short-term world(SM)

LOGO: ZURICH KEMPER
1 KEMPER DRIVE
LONG GROVE, IL 60049-0001